Exhibit 10.1

FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT

This First Amendment to Credit and Security Agreement, dated as of September 16, 2014 (this “Agreement”), is made by and among WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”), CHARLES & COLVARD, LTD., a North Carolina corporation (“Parent”), CHARLES & COLVARD DIRECT, LLC, a North Carolina limited liability company (“C&C Direct”), and MOISSANITE.COM, LLC, a North Carolina limited liability company (“Moissanite”; Parent, C&C Direct and Moissanite are sometimes referred to herein individually as a “Borrower” and collectively as the “Borrowers”).

W I T N E S S E T H :

WHEREAS, Borrowers and Lender are parties to a certain Credit and Security Agreement dated as of June 25, 2014 (as amended, restated or otherwise modified from time, the “Credit Agreement”); and

WHEREAS, Borrowers and Lender desire to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.              Defined Terms.  Capitalized terms used in this Agreement which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

2.              Deletion of Arbitration Provisions.  The Credit Agreement is hereby amended by deleting Section 13 and substituting the following in lieu thereof:

13.           CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

(a)            Choice of Law.  THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO AS WELL AS ALL CLAIMS, CONTROVERSIES OR DISPUTES ARISING UNDER OR RELATED TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

(b)            Venue.  THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE TRIED AND LITIGATED IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF FULTON, STATE OF GEORGIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE LENDER ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  EACH BORROWER AND LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 13(b).

(c)            TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH, A “CLAIM”).  EACH BORROWER AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(d)            Waiver of Punitive Damages.  NO CLAIM MAY BE MADE BY ANY PARTY TO THIS AGREEMENT AGAINST ANY OTHER PARTY TO THIS AGREEMENT, OR ANY AFFILIATE OF ANY SUCH PARTY OR ANY DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

3.             Incorporation of Arbitration Provisions by Reference No Longer Applicable.  The Revolving Notes, the Patent and Trademark Security Agreement, the Copyright Security Agreement, the Intercompany Subordination Agreement and that certain Collateral Pledge Agreement by Parent in favor of Lender dated as of June 25, 2014 each provide that the arbitration provisions set forth in the Credit Agreement are incorporated by reference.  For the avoidance of doubt, as a result of the deletion of such arbitration provisions from the Credit Agreement pursuant to this Agreement, no arbitration provisions shall apply to any such Loan Document.

4.            No Other Changes.  Except as explicitly amended or waived by this Agreement, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any Loan or Letter of Credit thereunder.

5.             Representations and Warranties.  Each Borrower hereby represents and warrants to Lender as follows:

(a)            Such Borrower has all requisite power and authority to execute this Agreement and to perform all of its obligations hereunder, and this Agreement has been duly executed and delivered by such Borrower and constitutes the legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

(b)            The execution, delivery and performance by such Borrower of this Agreement have been duly authorized by all necessary corporate and limited liability company action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to such Borrower, or the articles of incorporation, by-laws, articles of organization or limited liability company agreement, as applicable, of such Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Borrower is a party or by which it or its properties may be bound or affected.

(c)            All of the representations and warranties of the Borrowers contained in the Credit Agreement are correct in all material respects on and as of the date hereof as though made on and as of such date.

6.            References.  All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the other Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

7.            No Waiver.  Except as expressly set forth herein, the execution of this Agreement and acceptance of any documents related hereto or thereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Loan Document or other document held by Lender, whether or not known to Lender and whether or not existing on the date of this Agreement.

8.            Release.  Each Borrower hereby absolutely and unconditionally releases and forever discharges Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents, attorneys and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Borrower has had, now has or has made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Agreement, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

9.            Costs and Expenses.  Each Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse Lender on demand for all costs and expenses incurred by Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel.  Without limiting the generality of the foregoing, Borrowers specifically agree to pay all reasonable fees and disbursements of counsel to Lender for the services performed by such counsel in connection with the preparation of this Agreement and the documents and instruments incidental hereto.  Borrowers hereby agree that Lender may, at any time or from time to time in its sole discretion and without further authorization by Borrowers, make one or more Advances to Borrowers under the Credit Agreement, or apply the proceeds of any Advance, for the purpose of paying any such fees, disbursements, costs and expenses in connection with this Agreement.

10.          Miscellaneous.  This Agreement may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, and all of which counterparts, taken together, shall constitute one and the same instrument.  Any signature delivered by a party by facsimile or electronic mail transmission shall be deemed to be an original signature hereto.  Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by facsimile or electronic mail also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

11.            Governing Law.  This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Georgia.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit and Security Agreement to be duly executed as of the date first written above.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Arthur R. Cordwell, Jr.
Arthur R. Cordwell, Jr., Authorized Signatory

CHARLES & COLVARD, LTD.

By:	/s/ Kyle S. Macemore
Name: Kyle S. Macemore
Title: Senior Vice President and Chief Financial Officer

CHARLES & COLVARD DIRECT, LLC

By:	/s/ Kyle S. Macemore
Name: Kyle S. Macemore
Title: Manager

MOISSANITE.COM, LLC

By:	/s/ Kyle S. Macemore
Name: Kyle S. Macemore
Title: Manager

[CHARLES & COLVARD—FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT]